Filed pursuant to Rule 497(e)

Securities Act File No. 333-196273

Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF Gold Strategy Plus Income Fund (GLDX)

Supplement dated March 14, 2022 to the Statement of Additional Information (SAI) of

USCF Gold Strategy Plus Income Fund, dated November 2, 2021

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

MANAGEMENT

Interested Trustees and Officers of the Trust

Effective March 14, 2022, the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) has selected Kenneth Kalina to replace Carolyn M. Yu as the as the chief compliance officer and anti-money laundering officer of the Trust. Effective December 9, 2021, the Board of the Trust elected Daphne G. Frydman to replace Andrew F Ngim as the secretary of the Trust. As a result, on pages 14-15 of the SAI, the information about Ms. Yu is deleted in its entirety and replaced with the information below about Mr. Kalina. Additionally, the information about Mr. Ngim and Ms. Frydman is revised as set forth below:

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, and Portfolio Manager	Trustee from 2014 - February 2015 and May 2015 – Present.	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 - February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 - January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 - January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Three	Management Director of USCF since May 2005.

Kenneth Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	N/A	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021.	General Counsel of USCF and USCF Advisers since May 2018; Deputy General Counsel of USCF from May 2016 - April 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 - April 2016; and counsel and associate at the same from 2009 - 2010 and from 2001 - 2008, respectively.	N/A	N/A

Please retain this supplement for future reference.